UMPQUA HOLDINGS CORPORATION 2nd Quarter 2014 Earnings Conference Call Presentation July 24, 2014

2 Forward-looking Statements This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are necessarily subject to risk and uncertainty and actual results could differ materially due to various risk factors, including those set forth from time to time in our filings with the SEC. You should not place undue reliance on forward-looking statements and we undertake no obligation to update any such statements. Forward-looking statements include statements that expressly or implicitly predict future results, performance or event. Statements other than statements of historical fact are forward-looking statements, which can be identified by use of words such as “anticipates,” “expects,” “believes,” “estimates,” and “intends,” and words or phrases of similar meaning. In this presentation we make forward-looking statements about capital management and capital ratios; the financial impact of the merger with Sterling Financial Corporation; and the Sterling merger integration including post-merger store consolidations, facilities consolidations and systems conversions;. Specific risks that could cause results to differ from the forward-looking statements are set forth in our filings with the SEC and include, without limitation: our inability to achieve the synergies and earnings accretion contemplated by the Sterling merger; our inability to promptly and effectively integrate the businesses of Sterling and Umpqua; the diversion of management time on issues related to merger integration; changes in laws or regulations; and changes in general economic conditions.

 Delivered improved operating results  Operating earnings(1) of $53.9 million, or $0.27 per diluted share, up 29% sequentially  Adjusted net interest margin (1) increased to 4.85%, from 4.12% in the prior quarter  Efficiency ratio (operating basis) (1) improved to 60.33%, from 68.34% in the prior quarter  Return on average tangible common equity (operating basis) (1) improved to 12.76%  Continued strong organic growth in loans and deposits  Non-covered loans and leases grew organically (exclusive of loans acquired or divested) by $338.0 million, partially offset by $44.4 million in loan sales, for net growth of $293.6, or 8% annualized  Deposits grew organically (exclusive of deposits acquired or divested) by $188.5 million, or 5% annualized  Credit quality remained strong  Non-covered, non-performing assets to total assets decreased to 0.36%, from 0.53% for the prior quarter  Disciplined capital management  Tangible common equity ratio (1) of 9.34%, up from 8.67% in the prior quarter  Declared a dividend of $0.15 per common share Second Quarter 2014 Financial Highlights 3 $0.24 $0.24 $0.25 $0.21 $0.27 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Operating Earnings Per Diluted Share (1) > (1) Non-GAAP financial measure. A reconciliation to the comparable GAAP measurement is provided in the appendix of this slide presentation.

Summary Income Statement 4 > (1) Income tax effect of pro forma operating earnings adjustments at 40% for tax-deductible items. > (2) Non-GAAP financial measure. A reconciliation to the comparable GAAP measurement is provided in the appendix of this slide presentation. ($ in millions except per share da ta ) 2Q 2014 1Q 2014 2Q 2013 Net interest income before provision 212.3$ 107.8$ 93.9$ Provision for non-covered loan and lease losses 15.4 5.4 3.0 Provision for (recapture of) covered loan and lease losses (0.7) 0.6 (3.1) Net interest income 197.6 101.9 94.0 Non-interest income 44.5 23.0 34.5 Non-interest expense 214.1 96.5 87.9 Income be fore provision for income taxes 28.0 28.4 40.5 Provision for income taxes 10.7 9.6 14.3 Ne t income 17.2 18.8 26.3 Dividends and undistributed earnings allocated to participating securities 0.1 0.1 0.2 Ne t earnings ava ilable to common shareholders 17.1$ 18.7$ 26.1$ Adjustments Net loss on junior subordinated debentures carried at fair value, net of tax 0.8 0.3 0.3 Merger related expenses, net of tax 35.9 5.1 0.5 Opera ting earnings 53.9$ 24.0$ 26.9$ Earnings per diluted share: Earnings available to common shareholders 0.09$ 0.17$ 0.23$ Operating earnings 0.27$ 0.21$ 0.24$

Selected Balance Sheet 5 ($ in millions) 2Q 2014 1Q 2014 2Q 2013 Total assets 22,042.2$ 11,838.7$ 11,392.2$ Interest bearing deposits 492.7 887.6 659.8 Investment securities 2,603.9 1,711.7 2,091.4 Non-covered loans and leases, gross 14,830.3 7,411.1 6,787.1 Allowance for non-covered loans and leases (98.0) (86.7) (85.8) Covered loans and leases, net 297.6 342.3 419.1 Goodwill and other intangibles, net 1,842.7 775.5 683.0 Deposits 16,323.0 9,273.6 8,956.3 Securities sold under agreements to repurchase 315.0 262.5 176.4 Term debt 1,057.9 251.0 252.5 Total shareholders' equity 3,729.1 1,734.5 1,715.4 Ratios: Loan to deposit ratio (1) 92.7% 83.6% 80.5% Book value per common share $17.17 15.44$ 15.33$ Tangible book value per common share (2) $8.69 8.54$ 9.23$ Tangible common equity to tangible assets (2) 9.34% 8.67% 9.64% > (1) Loan to deposit ratio defined as non-covered loans and leases (gross) plus covered loans and leases divided by total deposits. > (2) Non-GAAP financial measure. A reconciliation to the comparable GAAP measurement is provided in the appendix of this slide presentation.

Key Performance Ratios

		For the quarter ended				
		Q2 2014	Q1 2014	Q4 2013	Q3 2013	Q2 2013
Profitability (operating basis)[1]	Return on average assets	1.08%	0.84%	0.95%	0.92%	0.94%
	Return on average tangible assets	1.18%	0.90%	1.02%	0.99%	1.00%
	Return on average common equity	6.45%	5.61%	6.38%	6.11%	6.23%
	Return on average tangible common equity	12.76%	10.13%	11.56%	11.15%	10.31%
	Efficiency ratio - consolidated	60.33%	68.34%	67.66%	67.40%	66.97%
	Adjusted net interest margin - consolidated	4.85%	4.12%	4.12%	4.16%	3.57%
Credit Quality	Non-covered non-performing loans and leases to non-covered loans and leases	0.36%	0.54%	0.48%	0.62%	0.81%
	Non-covered non-performing assets to total assets	0.36%	0.53%	0.49%	0.54%	0.60%
	Net charge-offs to average non-covered loans and leases (annualized)	0.12%	0.22%	0.18%	0.23%	0.11%
Capital	Tangible common equity to tangible assets [1]	9.34%	8.67%	8.75%	8.78%	9.64%
	Tier 1 common to risk-weighted asset ratio [2]	11.00%	11.02%	10.98%	11.02%	12.67%
	Total risk-based capital ratio [2]	14.70%	14.70%	14.65%	14.74%	16.63%

> [1] Non-GAAP financial measure. A reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation.
> [2] Ratio estimated for Q2 2014, pending completion and filing of regulatory reports.

6

UMPQUA BANK

Sterling Acquisition – Operating Accretion 7 Operating Earnings Per Share Bridge (1) > (1) Non-GAAP financial measure. A reconciliation to the comparable GAAP measurement is provided in the appendix of this slide presentation. Q2 2014 $0.27 Credit-related discount in interest income Provision for loan losses related to Sterling Purchase accounting adjustments Pro-forma $0.22 $0.05 Operating accretion: 32% 7% > Sterling acquisition was 32% accretive to 2Q 2014 operating earnings per share > Included $0.05 per share in credit discount accretion and related provision for loan loss > Excluding these, Sterling acquisition was 7% accretive to 2Q 2014 operating earnings per share

Sterling Acquisition – Tangible Book Value Dilution 8 > (1) Non-GAAP financial measure. A reconciliation to the comparable GAAP measurement is provided in the appendix of this slide presentation. Tangible Book Value (TBV) Dilution Bridge (1) $8.69 $8.71 Q2 2014 TBV per share Pro Forma Q2 2014 TBV per share – legacy Umpqua 0.2% TBV dilution from Sterling deal $8.54 Q1 2014 TBV per share > TBV per share increased to $8.69 for Q2 2014 > Excluding Sterling, TBV per share would have been $8.71 per share > This represents a TBV per share dilution of 0.2%, lower than 4.6% projected when deal announced > Pro forma TBV earnback period only one quarter

Sterling Acquisition – Integration Update 9 > Organizational charts finalized on date of acquisition > All signage / branding completed > Corporate policies consolidated > Required divestitures completed in June 2014 > Consolidation of 27 stores in process, through Q4 2014 > System conversions scheduled: • Smaller ones underway • Culminate with core system conversion, planned for Q1 2015 > Remaining facilities consolidation planned for mid 2015 > Re-design of consumer / small business products completed

Loan Growth 10 Non-covered Loans and Leases (Gross) $3.5 $3.9 $5.4 $6.1 $6.1 $6.0 $5.7 $5.9 $6.7 $7.4 $14.8 (in billions) 23% 18% 17% 2% 1% 7% 9% 3% 13% 5% 2% Non-owner occupied term CRE Owner occupied term CRE Multifamily Commercial construction Residential development Commercial term Commercial lines of credit & other Leases & equipment finance Mortgage Home equity lines & loans Consumer & other As of June 30, 2014 > (1) Exclusive of loans acquired or divested. Q2 2014 organic (1) annualized growth rate of 8% > Non-covered loans and leases grew organically (1) by $293.6 million from the prior quarter • Included $44.4 million in other sales, for gross quarterly growth of $338.0 million > Q2 2014 loan pipeline at $2.7 billion, 75% C&I

26% 11% 37% 6% 20% Demand, non-interest bearing Demand, interest bearing Money market Savings Time Deposit Growth 11 > (1) Exclusive of loans acquired or divested. $3.8 $4.3 $5.8 $6.6 $6.6 $7.4 $9.4 $9.2 $9.4 $9.1 $16.3 (in billions) Total Deposits Q2 2014 organic (1) annualized growth rate of 5% As of June 30, 2014 > Total deposits grew organically (1) by $188.5 million from the prior quarter > Cost of interest bearing deposits decreased to 0.22% for Q2 2014

Net Interest Income and Margin 12 $90.8 $106.3 $106.9 $104.8 $207.0 3.57% 4.16% 4.12% 4.12% 4.85% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Adjusted net interest income Adjusted net interest margin > Adjusted net interest income (1) increased by $102.2 million from the prior quarter • Q2 2014 includes $24.5 million in interest income related to credit discount accretion from the Sterling deal 4.28% Adjusted net interest margin (1), excluding interest income related to credit discount from Sterling deal (in millions) > (1) Non-GAAP financial measure. A reconciliation to the comparable GAAP measurement is provided in the appendix of this slide presentation.

Mortgage Banking Revenue 13 $20.4 $12.8 $9.9 $8.4 $22.1 $2.5 $2.7 $2.9 $3.0 $5.4 $1.4 $(0.4) $3.1 $(1.0) $(3.2) $(5.0) $- $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Origination and sale Servicing Change in fair value of MSR asset > Total mortgage banking revenue increased by $13.9 million from the prior quarter • Primarily driven by the acquisition of Sterling, which contributed $10.3 million for the quarter (in millions) $24.3 $15.1 $16.0 $10.4 $24.3

> Gain on sale margin, based on total mortgage volume, declined to 2.47% • Legacy Umpqua gain on sale margin, based on total volume, declined to 2.63%, largely due to portfolio volume Gain on Sale Margin – Total Mortgage Volume 14 $599.3 $463.0 $359.6 $293.2 $895.0 3.40% 2.76% 2.76% 2.87% 2.47% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% $- $500.0 $1,000.0 $1,500.0 $2,000.0 $2,500.0 $3,000.0 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Total mortgage volume Closed mortgage volume Gain on sale margin Legacy Umpqua 2.63% 2.29% Legacy Sterling (in millions)

> Gain on sale margin, based on for sale mortgage volume, declined to 3.55% • Legacy Umpqua gain on sale margin, based on for sale volume, remained relatively flat Gain on Sale Margin – For Sale Mortgage Volume $518.0 $357.5 $271.5 $204.4 $623.7 3.93% 3.57% 3.65% 4.12% 3.55% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% $- $500.0 $1,000.0 $1,500.0 $2,000.0 $2,500.0 $3,000.0 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 For sale mortgage volume Closed mortgage volume Gain on sale margin Legacy Umpqua 4.10% 3.00% Legacy Sterling 15 (in millions)

Non-interest Expense 16 $87.1 $90.7 $93.7 $90.5 $156.6 $0.8 $4.9 $1.6 $6.0 $57.5 $- $50.0 $100.0 $150.0 $200.0 $250.0 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Non-interest expense (excluding merger-related expenses) Merger-related expenses > Increase in non-interest expense from prior quarter primarily driven by increased salaries, benefits, and occupancy and equipment expenses associated with Sterling • Q2 2014 includes $57.5 million of merger-related expenses • Run-rate does not yet reflect full benefit of the anticipated merger cost synergies • Achieved 30% of $87 million (annualized) cost synergy target, in June 2014 (in millions) $87.9 $95.6 $95.4 $96.5 $214.1

Provision for Loan Losses 17 > Provision for non-covered loan losses increased to $15.4 million for Q2 2014 • $7.7 million was related to Sterling and $5.5 million was related to FinPac $1.8 $3.0 $4.9 $5.5 $7.7 $3.0 $1.2 $0.8 $0.5 $2.2 $- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Provision for non-covered loan losses FinPac Sterling Legacy Umpqua (in millions) $3.0 $3.0 $3.8 $5.4 $15.4

Credit Quality 18 > All of the key credit quality ratios remained strong 1.37% 1.36% 1.28% 1.27% 1.26% 1.17% 1.16% 1.17% 0.66% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Allowance for non-covered loan losses to non-covered loans and leases 1.01% 0.86% 0.75% 0.69% 0.60% 0.54% 0.49% 0.53% 0.36% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Non-covered, non-performing assets to total assets 0.64% 0.38% 0.26% 0.47% 0.11% 0.23% 0.18% 0.22% 0.12% 0.00% 0.50% 1.00% 1.50% 2.00% Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Net charge-offs to average non-covered loans and leases (annualized) Ratio after grossing up for value of Sterling-related credit mark remaining at quarter end 2.2%

Capital Ratios

- Regulatory capital ratios remained in excess of well-capitalized and internal policy limits
- Focused on deploying / returning excess capital
  - Current quarterly dividend of $0.15 per share, ~3.5% dividend yield
- Excess capital (above internal policy limits), on a pro forma Basel III basis, estimated to be ~$175 million by early 2015
- Trust preferred par value of $461.2 million as of June 30, 2014
- Net operating loss DTA of $214.5 million as of June 30, 2014



Q2 2014 Capital Ratios (1)
9.34%
12.1%
11.0%
14.0%
14.7%
Tangible Common Equity/Tangible Assets
Tier 1 Leverage
Tier 1 Common Risk Based
Tier 1 Risk Based
Total Risk Based
Common
TRUP
LLR

(1) **Regulatory capital ratios are estimated, pending completion and filing of the Company's regulatory reports.**

Note: LLR = loan loss reserve, TRUP = trust preferred capital, Common = tangible common equity.

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Appendix – Non-GAAP Reconciliation

Non-GAAP Reconciliation – Operating Earnings 21 Quarter Ended: (Dollars in thousands, except per share data) Jun 30, 2014 Mar 31, 2014 Dec 31, 2013 Sep 30, 2013 Jun 30, 2013 Net earnings available to common shareholders $ 17,138 $ 18,651 $ 25,058 $ 23,281 $ 26,056 Adjustments: Net loss on junior subordinated debentures carried at fair value, net of tax (1) 821 325 332 332 328 Merger related expenses, net of tax (1) 35,926 5,073 2,502 2,914 486 Operating earnings $ 53,885 $ 24,049 $ 27,892 $ 26,527 $ 26,870 Earnings per diluted share: Earnings available to common shareholders $ 0.09 $ 0.17 $ 0.22 $ 0.21 $ 0.23 Operating earnings $ 0.27 $ 0.21 $ 0.25 $ 0.24 $ 0.24 Six Months Ended: Jun 30, 2014 Jun 30, 2013 Net earnings available to common shareholders $ 35,789 $ 49,234 Adjustments: Net loss on junior subordinated debentures carried at fair value, net of tax (1) 1,147 653 Merger related expenses, net of tax (1) 40,999 1,405 Operating earnings $ 77,935 $ 51,292 Earnings per diluted share: Earnings available to common shareholders $ 0.23 $ 0.44 Operating earnings $ 0.50 $ 0.46 (1) Income tax effect of pro forma operating earnings adjustments at 40% for tax-deductible items.

Non-GAAP Reconciliation – Adjusted Net Interest Income

(Dollars in thousands)	Quarter Ended: Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013
Net interest income	$ 212,259	$ 107,838	$ 110,074	$ 106,809	$ 93,893
Tax equivalent adjustment (1)	1,394	1,092	1,119	1,137	1,153
Net interest income (1)	213,653	108,930	111,193	107,946	95,046
Adjustments:					
Interest and fee reversals (recoveries) on non-accrual loans	450	122	(399)	203	33
Covered loan disposal gains	(7,128)	(4,259)	(3,908)	(1,836)	(4,237)
Adjusted net interest income (1)	$ 206,975	$ 104,793	$ 106,886	$ 106,313	$ 90,842
Average interest earning assets	$ 17,116,070	$ 10,310,116	$ 10,292,996	$ 10,136,677	$ 10,218,611
Net interest margin – consolidated (1)	5.01 %	4.28 %	4.29 %	4.22 %	3.73 %
Adjusted net interest margin – consolidated (1)	4.85 %	4.12 %	4.12 %	4.16 %	3.57 %

	Six Months Ended: Jun 30, 2014	Jun 30, 2013
Net interest income	$ 320,097	$ 188,082
Tax equivalent adjustment (1)	2,486	2,323
Net interest income (1)	322,583	190,405
Adjustments:		
Interest and fee reversals on non-accrual loans	572	1,118
Covered loan disposal gains	(11,387)	(7,391)
Adjusted net interest income (1)	$ 311,768	$ 184,132
Average interest earning assets	$ 13,731,892	$ 10,234,539
Net interest margin – consolidated (1)	4.74 %	3.75 %
Adjusted net interest margin – consolidated (1)	4.58 %	3.63 %

(1) Tax equivalent basis. Tax exempt interest has been adjusted to a taxable equivalent basis using a 35% tax rate.

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UMPQUA B·A·N·K

Non-GAAP Reconciliation – Tangible Book Value 23 (Dollars in thousands, except per share data) Jun 30, 2014 Mar 31, 2014 Dec 31, 2013 Sep 30, 2013 Jun 30, 2013 Total shareholders' equity $ 3,729,060 $ 1,734,476 $ 1,727,426 $ 1,725,995 $ 1,715,352 Subtract: Goodwill and other intangible assets, net 1,842,670 775,488 776,683 778,094 682,971 Tangible common shareholders' equity $ 1,886,390 $ 958,988 $ 950,743 $ 947,901 $ 1,032,381 Total assets $ 22,042,229 $ 11,838,726 $ 11,636,112 $ 11,569,297 $ 11,392,208 Subtract: Goodwill and other intangible assets, net 1,842,670 775,488 776,683 778,094 682,971 Tangible assets $ 20,199,559 $ 11,063,238 $ 10,859,429 $ 10,791,203 $ 10,709,237 Common shares outstanding at period end 217,190,721 112,319,525 111,973,203 111,928,762 111,898,620 Tangible common equity ratio 9.34% 8.67% 8.75% 8.78% 9.64 % Tangible book value per common share $ 8.69 $ 8.54 $ 8.49 $ 8.47 $ 9.23

Thank you